Exhibit 99.1

PRESS RELEASE

FOR ADDITIONAL INFORMATION:

Investor Relations
Heather Kos
+1 844-632-1060
IR@univarsolutions.com

Media Relations
Dwayne Roark
+1 331-777-6031
mediarelations@univarsolutions.com

Univar Solutions Announces Corporate Governance Enhancements

Appoints Rhonda Germany as Governance and Corporate Responsibility Committee Chair

DOWNERS GROVE, ILL., — October 29, 2020 — Univar Solutions Inc. (NYSE: UNVR) (“Univar Solutions” or the “Company”), a global chemical and ingredient distributor and provider of value-added services, announced today the following corporate governance enhancements:

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In recognition of her valuable experience, the Board has appointed Rhonda Germany as the Chair of its Governance and Corporate Responsibility Committee, which oversees governance matters as well as the Company’s environmental and social responsibility priorities.

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Consistent with prevailing trends, in connection with the Company’s 2021 Annual Meeting of Stockholders, the Board will seek approval to eliminate the ‘supermajority’ vote threshold currently required for certain actions in the Company’s Certificate of Incorporation.

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As part of its periodic review of the Company’s Corporate Governance Guidelines, the Board has reduced the number of public boards upon which a Company director is permitted to serve, absent approval. The revised guidelines limit Company directors to serving on a total of four public company boards, limit Audit Committee members to serving on a total of three public company audit committees (absent approval) and limit the Company’s CEO to serving on a total of two public company boards. The revised guidelines are consistent with the recommendations of proxy advisory firms as well as many institutional investors.

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To ensure Company executives are responsibly compensated and appropriately held accountable, the Company has strengthened its Clawback Policy to include the ability to clawback incentive compensation not just in those instances where a financial statement restatement is required, but also in the event of misconduct.

These changes reflect the Company’s ongoing evolution in relation to governance best practices, including enhanced shareholder rights. Previous changes have included providing shareholders with proxy access rights and declassifying the board, which is expected to be complete at the next election. Most recently, the Company adopted a board retirement policy, appointed an Independent Chair, and reduced the board size to ten directors.

“First, let me congratulate Rhonda on being appointed Chair of our Governance and Corporate Responsibility Committee. With Rhonda’s skills and experience, she will provide valuable leadership as we continue to execute our governance and corporate responsibility strategy,” said Christopher Pappas, Univar Solutions Board Chair. “I’m pleased to see how we have steadily adopted changes to our governance structure as we have evolved from a private to a public company.”

“I’m very excited to welcome Rhonda as Chair of such an important committee and believe these additional enhancements represent the evolution of our governance structure to reflect progressive public company practices,” said David Jukes, Univar Solutions President and Chief Executive Officer. “Since our initial public offering in 2015, Univar Solutions has continued to introduce a best practice governance structure designed to enhance value for all our shareholders.”

“I look forward to continuing my work with Chris and David as I Chair our Governance and Corporate Responsibility Committee and lead the ongoing evolution of our governance practices,” said Rhonda Germany. “Together I am confident we will keep building on our momentum as we continue to work on progressing our approach to environmental, social and corporate governance matters.”

About Univar Solutions

Univar Solutions (NYSE: UNVR) is a leading global specialty chemical and ingredient distributor representing a premier portfolio from the world’s leading producers. With the industry’s largest private transportation fleet and North American sales force, unparalleled logistics know-how, deep market and regulatory knowledge, world-class formulation and recipe development, and leading digital tools the company is well-positioned to offer tailored solutions and value-added services to a wide range of markets, industries, and applications. Univar Solutions is committed to helping customers and suppliers innovate and grow together. Learn more at UnivarSolutions.com.

Forward-Looking Statements

This press release includes certain statements relating to future events and our intentions, beliefs, expectations, and predictions for the future which are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond the Company’s control. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the expectations and assumptions. A detailed discussion of these factors and uncertainties is contained in the Company’s filings with the Securities and Exchange Commission. Potential factors that could affect such forward-looking statements include, among others: the ultimate geographic spread of the COVID-19 pandemic; the duration and severity of the COVID-19 pandemic; actions that may be taken by governmental authorities to address or otherwise mitigate the impact of the COVID-19 pandemic; the potential negative impacts of COVID-19 on the global economy and our customers and suppliers; the overall impact of the COVID-19 pandemic on our business, results of operations and financial condition; other fluctuations in general economic conditions, particularly in industrial production and the demands of our customers; significant changes in the business strategies of producers or in the operations of our customers; increased competitive pressures, including as a result of competitor consolidation; significant changes in the pricing, demand and availability of chemicals; our levels of indebtedness, the restrictions imposed by our debt instruments, and our ability to obtain additional financing when needed; the broad spectrum of laws and regulations that we are subject to, including extensive environmental, health and safety laws and regulations; an inability to integrate the business and systems of companies we acquire, including of Nexeo Solutions, Inc., or to realize the anticipated benefits of such acquisitions; potential business disruptions and security breaches, including cybersecurity incidents; an inability to generate sufficient working capital; increases in transportation and fuel costs and changes in our relationship with third party providers; accidents, safety failures, environmental damage, product quality and liability issues and recalls; major or systemic delivery failures involving our distribution network or the products we carry; operational risks for which we may not be adequately insured; ongoing litigation and other legal and regulatory risks; challenges associated with international operations; exposure to interest rate and currency fluctuations; potential impairment of goodwill; liabilities associated with acquisitions, ventures and strategic investments; negative developments affecting our pension plans and multi-employer pensions; labor disruptions associated with the unionized portion of our workforce; and the other factors described in the Company’s filings with the Securities and Exchange Commission. We caution you that the forward-looking information presented in this press release is not a guarantee of future events or results, and that actual events or results may differ materially from those made in or suggested by the forward-looking information contained in this press release. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek, “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Any forward-looking information presented herein is made only as of the date of this press release, and the Company does not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise, except as required by law.

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